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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) November 25, 2003
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-10702                 34-1531521
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 (State or Other Jurisdiction         (Commission              (IRS Employer
       of Incorporation)             File Number)           Identification No.)



       500 Post Road East, Suite 320, Westport, Connecticut          06880
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             (Address of Principal Executive Offices)             (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

     Terex Corporation (the "Company" or "Terex") issued a press release dated November 25, 2003 announcing that it has completed the issuance of $300,000,000 principal amount of 7.375% Senior Subordinated Notes due 2014 (the "Notes") and that it has amended its existing bank credit facility. Terex used $100,000,000 of the proceeds from the issuance of the Notes and $100,000,000 of cash on hand to prepay existing bank term loans.

     The Company also announced that it will redeem the remaining $200,000,000 in principal amount of its 8.875% Senior Subordinated Notes due 2008 with the remaining proceeds from the issuance of the Notes and cash on hand. The date for redemption of the 8.875% Senior Subordinated Notes has been set for December 26, 2003.

     A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

     99.1 Press release of Terex Corporation issued on November 25, 2003.



                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 25, 2003


                                              TEREX CORPORATION


                                              By:  /s/ Eric I Cohen
                                                   Eric I Cohen
                                                   Senior Vice President





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